SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D. C. 20549



                           FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   May 28, 1998




                WISCONSIN ELECTRIC POWER COMPANY
    (Exact name of registrant as specified in its charter)



                             1-1245
                    (Commission file number)

      Wisconsin                                 39-0476280
  (State or other jurisdiction of         (I.R.S. Employer
Identification No.)
   incorporation or organization)


231 West Michigan Street, P.O. Box 2046, Milwaukee, Wisconsin
53201
          (Address of principal executive offices)
(Zip Code)


                         (414) 221-2345
      (Registrant's telephone number, including area code)





                         NOT APPLICABLE
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)







FORM 8-K

                        WISCONSIN ELECTRIC POWER COMPANY
                        --------------------------------


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS.  The following exhibit is filed herewith:

      (12)      Statement of Computation of Ratios of Earnings to
Fixed
              Charges






FORM 8-K

                        WISCONSIN ELECTRIC POWER COMPANY
                        --------------------------------
                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          WISCONSIN ELECTRIC
POWER COMPANY
                                      ---------------------------
-----------
                                                   (Registrant)



                                       /s/ C. H. Baker
                                      ---------------------------
-----------
Date: May 28, 1998                   C. H. Baker, Vice President
- Finance
                                         Chief Financial Officer
and duly
                                         authorized officer




























                    WISCONSIN ELECTRIC POWER COMPANY
                        --------------------------------

                          EXHIBIT INDEX

                   Current Report on Form 8-K
                    Report Dated May 28, 1998

Exhibit
Number
-------

The following exhibit is filed with this report:

(12)      Statement of Computation of Ratios of Earnings to Fixed
         Charges